September 29, 2017

Supplement

SUPPLEMENT DATED SEPTEMBER 29, 2017 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF
Morgan Stanley Multi Cap Growth Trust, dated March 31, 2017
Morgan Stanley European Equity Fund Inc., dated May 1, 2017
(each, a "Fund")

The tenth through fourteenth paragraphs of the section of each Fund's Statement of Additional Information entitled "Investment Advisory and Other Services—Revenue Sharing" are hereby deleted and replaced with the following:

With respect to other Financial Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Financial Intermediary:

(1)  on Class A, Class B, Class L, Class I and Class C shares of the Fund, reimbursement for ticket charges applied to Fund shares;

(2)  on Class A, Class B, Class L, Class I and Class C shares of the Fund held in brokerage and/or advisory program accounts, an ongoing annual fee in an amount up to 0.225% of the total average daily NAV of such shares for the applicable quarterly period;

(3)  an ongoing annual fee in an amount up to 0.25% on sales of Class A, Class L, Class I and Class C shares of the Fund through brokerage accounts; and

(4)  on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Financial Intermediaries may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% of the amount sold.*

*  Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $4 million, 0.50% on sales over $4 million to $15 million, and 0.25% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a CDSC of 1% if the redemption of such shares occurs within 18 months after purchase. The full amount of such CDSC will be retained by the Distributor.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.